NUMBER                                                                    SHARES
                                 MicroAge(R), Inc.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 594928 10 3
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT


IS THE OWNER OF

fully paid and  non-assessable  shares of COMMON STOCK, par value $.01 per share of MICROAGE,  INC.  transferable  on the books of the  Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

  Witness the facsimile signatures of its duly authorized officers.

DATED

/s/ Jeffrey D. McKeever
CHAIRMAN OF THE BOARD

/s/
SECRETARY
                          COUNTERSIGNED AND REGISTERED
                                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    TRANSFER AGENT AND REGISTRAR
                          BY
                                                            AUTHORIZED SIGNATURE

                          AMERICAN BANK NOTE COMPANY.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Amended and Restated Rights Agreement dated as of September 28, 1994 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of MicroAge, Inc. Under certain circumstances, as set forth in the Amended and Restated Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. MicroAge, Inc. will mail to the holder of this certificate a copy of the Amended and restated Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Amended and Restated Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Amended and Restated Rights Agreement) may become null and void.

     KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right
          of survivorship and not as
          tenants in common

                         UNIF GIFT MIN ACT-         Custodian
                                           ---------          -----------
                                             (Cust)             (Minor)
                                           under Uniform Gifts to Minors
                                           Act
                                              ---------------------------
                                                       (State)
                         UNIF TRF MIN ACT-          Custodian (until age       )
                                          ----------                    -------
                                            (Cust)
                                                        under Uniform Transfers
                                          --------------
                                              (Minor)
                                          to Minors Act
                                                       -------------------------
                                                               (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                       hereby sell, assign and transfer unto.
                   -----------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

------------------------------
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of  capital  stock  represented  by  the  within  Certificate,   and  do  hereby
irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------------------------

               X
                ----------------------------------------------------------------
               X
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               THE  SIGNATURE(S)  TO THIS  ASSIGNMENT  MUST  CORRESPOND WITH THE
       NOTICE: NAME(S)  AS  WRITTEN  UPON THE FACE OF THE  CERTIFICATE  IN EVERY
               PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed
By
  ----------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.